UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-03336

Exact name of registrant as specified in charter:	Strategic Partners Equity Fund, Inc.

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	12/31/2004

Date of reporting period:	12/31/2004

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

ANNUAL REPORT

DECEMBER 31, 2004

STRATEGIC PARTNERS

EQUITY FUND, INC.

FUND TYPE

Large-capitalization stock

OBJECTIVE

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Dear Shareholder,

February 14, 2005

We hope that you find the annual report for the Strategic Partners Equity Fund informative and useful. As a Strategic Partners mutual fund shareholder, you may be thinking where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

We believe it is wise to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds that cover all the basic asset classes and reflects your personal investment profile and tolerance for risk.

Strategic Partners mutual funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds feature leading asset managers not just from a single company but from the entire investment industry.

Thank you for choosing Strategic Partners mutual funds.

Sincerely,

Judy A. Rice, President

Strategic Partners Equity Fund, Inc.

Strategic Partners Equity Fund, Inc.	1

Your Fund’s Performance

Fund objective

The investment objective of Strategic Partners Equity Fund, Inc. (the Fund) is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns[1] as of 12/31/04
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	9.44%	2.00%	139.15%	329.18%
Class B	8.63	–1.81	121.92	1,317.06
Class C	8.63	–1.80	121.95	121.96
Class Z	9.72	3.25	N/A	78.62
S&P 500 Index[3]	10.87	–10.97	212.45	***
Russell 1000 Index[4]	11.40	–8.47	215.04	****
Lipper Large-Cap Core Funds Avg.[5]	7.79	–14.94	163.82	*****

Average Annual Total Returns[1] as of 12/31/04
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	3.42%	–0.73%	8.50%	9.82%
Class B	3.63	–0.52	8.30	12.33
Class C	7.63	–0.36	8.30	7.95
Class Z	9.72	0.64	N/A	6.78
S&P 500 Index[3]	10.87	–2.30	12.07	***
Russell 1000 Index[4]	11.40	–1.76	12.16	****
Lipper Large-Cap Core Funds Avg.[5]	7.79	–3.45	9.98	*****

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class Z shares are not subject to a sales charge.

2	Visit our website at www.strategicpartners.com

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the classes would have been lower. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception dates: Class A, 1/22/90; Class B, 3/15/82; Class C, 8/1/94; and Class Z, 3/1/96.

3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed.

4The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index.

5The Lipper Large-Cap Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Large-Cap Core Funds category. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Within the Lipper Average, large-cap core funds have more latitude with respect to the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index.

Investors cannot invest directly in an index. The returns for the S&P 500 Index and the Russell 1000 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

***S&P 500 Index Closest Month-End to Inception cumulative total returns are 407.74% for Class A; 1,942.10% for Class B; 217.23% for Class C; and 117.69% for Class Z. S&P 500 Index Closest Month-End to Inception average annual total returns are 11.51% for Class A, 14.18% for Class B, 11.72% for Class C, and 9.21% for Class Z.

****Russell 1000 Index Closest Month-End to Inception cumulative total returns are 420.88% for Class A; 1,891.97% for Class B; 219.48% for Class C; and 118.67% for Class Z. Russell 1000 Index Closest Month-End to Inception average annual total returns are 11.70% for Class A, 14.05% for Class B, 11.80% for Class C, and 9.26% for Class Z.

*****Lipper Average Closest Month-End to Inception cumulative total returns are 335.57% for Class A; 1,362.27% for Class B; 165.01% for Class C; and 88.51% for Class Z. Lipper Average Closest Month-End to Inception average annual total returns are 10.14% for Class A, 12.13% for Class B, 9.61% for Class C, and 7.26% for Class Z.

Strategic Partners Equity Fund, Inc.	3

Your Fund’s Performance (continued)

Five Largest Holdings expressed as a percentage of net assets as of 12/31/04
Microsoft Corp./Software	3.1%
General Electric Co./Industrial Conglomerates	2.6
JP Morgan Chase & Co./Diversified Financial Services	1.8
Total SA ADR (France)(b)/Oil & Gas	1.7
IBM Corp./Computers & Peripherals	1.6

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 12/31/04
Pharmaceuticals	8.1%
Software	7.6
Oil & Gas	7.1
Diversified Financial Services	5.2
Metals & Mining	4.6

Industry weightings are subject to change.

4	Visit our website at www.strategicpartners.com

Investment Advisers’ Report

The Fund trailed the unmanaged S&P 500 Index slightly. Underperformance by its two smaller segments, each making up approximately 25% of the Fund’s invested assets, offset a modest outperformance by Jennison, which manages about half the Fund. However, in a generally difficult year for investors, the Fund outperformed the Lipper Large-Cap Core Funds Average of similar funds.

Jennison Associates

Over the course of 2004, mixed economic data unsettled the equity markets. After the first quarter, more muted growth led investors to question the strength and long-term viability of the economic recovery. Historically high energy prices caused further concern, slowing the rate of corporate profit growth and consumer spending. Nonetheless, the economy continued to expand at a moderate pace. With inflation a chief concern, the Federal Reserve raised short-term interest rates several times throughout the year.

The Jennison segment outperformed the S&P 500 Index primarily because of its holdings in the healthcare, consumer staples, energy, and financials sectors. Although its holdings in the information technology, materials, industrials, and consumer discretionary sectors made gains, they trailed the S&P 500 Index. No sector detracted more than marginally from the segment’s total return.

The segment’s top contributors included positions in the pharmaceutical company Sepracor and in the Internet & catalog retail firm eBay. Sepracor, which benefited from the Food and Drug Administration’s approval of its Lunesta (formerly Estorra) insomnia drug, is one of the few pharmaceutical companies that has an attractive drug pipeline. eBay has done a commendable job of maintaining the number of listings posted on its domestic and international sites as well as improving its site for easier customer use. We believe eBay’s overall financial profile remains strong with a high level of recurring transaction revenue, strong profit margins, and relatively little customer or category concentration risk.

The segment’s energy holdings bolstered overall performance. Major integrated oil companies have reported declining production figures and/or the restatement of reserves. In addition, experts are now questioning whether OPEC has sufficient slack capacity to handle current world demand. Rising demand, led by developing economies like China’s, combined with supply concerns, has pushed up oil prices. All of this news has been bullish for many of the companies that are actively involved in supporting the search for new resources. In this area, our top performer was BJ Services. Exploration and production companies Suncor Energy and Total S.A. should continue to benefit from high oil prices and increasing organic production.

Strategic Partners Equity Fund, Inc.	5

Investment Advisers’ Report (continued)

Holdings in information technology varied. While Yahoo! and Marvell Technology helped overall performance, Intel, Cisco, and Texas Instruments represented a drag on total return, which in turn contributed to underperformance in the sector. Yahoo! continued to draw revenues from both advertising and subscription-based services. We remain confident in the stock as it continues to execute well and maintains good strategic positioning to take advantage of the secular dynamics that are affecting the industry. Intel and Texas Instruments were not able to escape the semiconductor downdraft, which we believe may not be brief, but may be discounted in the share prices of many semiconductor companies. On a company-specific level, Intel had problems across the board due to manufacturing and engineering issues. Revenue growth had been predicated on Intel’s ability to execute in some of its newer areas. We eliminated the segment’s position in Intel in mid-December. Communications equipment holding Cisco Systems generated poor returns as its inventories increased when they were expected to sequentially decrease. The inventory build-up was an investor focal point. However, Cisco claimed that inventories increased due to faster customer fulfillment and shorter lead-time. While we feel Cisco has several product cycles ahead of it, we are balancing that with some of the negatives and are monitoring the holding.

As we enter 2005, it appears the global economy is poised to grow, albeit at a more modest pace. Jennison thinks this market environment, where growth stocks are scarce, suits our strengths in selecting these types of stocks. We are confident in our ability to find stocks with sustainable earnings growth superior to the market averages, and with defendable competitive positions and enduring business franchises that offer a differentiated product and/or service. On the value side, we continue to look for attractively valued stocks with strong free cash flow and steadily rising earnings. We are particularly interested in companies with catalysts in place that should lead to outperformance in the near to intermediate term.

We remain confident concerning our long-term energy supply/demand imbalance investment thesis. The well-publicized decline in oil and natural gas prices and the resulting correction or pause in energy stocks, in our opinion, are natural. We remain bullish on the energy sector, and comfortable with the fundamentals on a secular basis.

Salomon Brothers Asset Management

The Salomon Brothers segment trailed the S&P 500 Index slightly. Its performance was enhanced by positions in ATT Wireless, Boeing, and Elan, but positions in Nortel, IAC/Interactive Corporation, and Pfizer detracted. Stock selection in the healthcare, consumer staples, and telecommunications sectors added to performance, while selection in the technology, consumer discretionary, and materials sectors was subpar.

6	Visit our website at www.strategicpartners.com

Rising oil prices, the strength of the Chinese economy, and continued weakness in the U.S. dollar were key market drivers during 2004. The best performing sectors were energy-related (energy and utilities). Healthcare and technology were the two weakest sectors, in both cases because major subgroups had earnings problems. For the first 10 months of the year, the market traded in an extraordinarily tight band before breaking out upward in November.

The segment benefited from takeover activity. Among its holdings, AT&T Wireless was bought by Cingular, Guidant by Johnson & Johnson, and Nextel by Sprint. Salomon does not buy stocks expecting that they will be taken over, but its stock selection criteria often identify potential takeover candidates—companies with strong franchises and solid cash flows that appear to be undervalued by the market.

The aerospace defense companies Boeing, Raytheon, and Lockheed Martin were good performers. Defense earnings were better than expected in 2004, helped by heavy defense expenditures in Iraq and by lower-than-expected pension expenses. Boeing saw aircraft orders bottom and start to increase during the first quarter. Historically, Boeing has outperformed the market by 50% to 150% in the 18 months after orders bottom.

Nortel’s shares were hurt by questions about its accounting policies. Salomon initiated the position in January 2004 on the news that Nortel had won a large contract with Verizon. Since telecommunications equipment orders had been depressed, Salomon saw the order as a sign of a recovery in the industry. Subsequently, Nortel dismissed its CEO and CFO, and delayed filing its financial statements. However, none of the accounting revisions altered cash flows or revenues—the figures Salomon used to estimate Nortel’s value—so the position was increased when the stock declined. Salomon expects to benefit with growth in broadband telecommunications in 2005.

Large-cap pharmaceutical stocks were hurt by poor earnings growth and concern over adverse results from drug studies that resulted in Merck’s withdrawing its anti-inflammatory drug Vioxx from the market. Studies also raised questions about Pfizer’s Celebrex and Bextra, drugs that are chemically similar to Vioxx. Salomon expects further challenges for drug company earnings and prefers the generic drug stock Teva Pharmaceutical. On the positive side, Elan Corporation’s favorable performance was driven by the successful introduction of its multiple-sclerosis drug Tysabri.

GE Asset Management

GE Asset Management’s segment underperformed the S&P 500 Index primarily in the information technology, healthcare, consumer discretionary, materials, and industrials sectors.

Strategic Partners Equity Fund, Inc.	7

Investment Advisers’ Report (continued)

Within information technology, GE’s price discipline proved costly to its performance relative to the S&P 500 Index as smaller, higher-priced stocks that were not held in the segment, such as Apple (+201%), Autodesk (+209%), and Network Appliance (+62%), outperformed many of the larger, more seasoned firms such as Microsoft (+9%) and Oracle (+4%) that were held. In healthcare, some good calls, such as underweighting Merck (–28%) and an overweight in United Healthcare (+51%), could not overcome the drag on performance from a large overweight in Pfizer (–22%) and troubles at Cardinal Health (–5%). In the consumer discretionary sector, the retailing portion of the segment performed satisfactorily, but this was more than offset by the decision to overweight media stocks such as Viacom (–17%) and underweight the high-performing hotel and leisure industries. In materials, the segment emphasized the metals industry, which underperformed chemicals and papers due to nagging concerns about Chinese demand. Within industrials, GE’s stock picking in more traditional machinery and capital goods companies was solid, but uncertainty over earnings and growth potential at commercial services’ company Corinthian Colleges (–32%) led to underperformance in the sector overall.

The other sectors performed more or less in line with those in the S&P 500 Index. In utilities, ownership of TXU (+177%) and Excelon (+37%) helped the segment keep pace with the sector’s extraordinary 25% gain. In financials, regulatory and accounting issues affected some of the segment’s holdings, but it benefited from avoiding the insurance brokers and from successful stock picking in the banking sector.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

8	Visit our website at www.strategicpartners.com

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on July 1, 2004, at the beginning of the period, and held through the six-month period ended December 31, 2004.

The Fund may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), Section 403(b) accounts, and Section 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. Section 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not

Strategic Partners Equity Fund, Inc.	9

Fees and Expenses (Unaudited) (continued)

be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Strategic Partners Equity Fund, Inc.		Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$1,069	0.94%	$4.89
	Hypothetical	$1,000	$1,020	0.94%	$4.77

Class B	Actual	$1,000	$1,064	1.69%	$8.77
	Hypothetical	$1,000	$1,017	1.69%	$8.57

Class C	Actual	$1,000	$1,064	1.69%	$8.77
	Hypothetical	$1,000	$1,017	1.69%	$8.57

Class Z	Actual	$1,000	$1,070	0.69%	$3.59
	Hypothetical	$1,000	$1,022	0.69%	$3.51

* Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2004, and divided by the 366 days in the Fund’s fiscal year ended December 31, 2004 (to reflect the six-month period).

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Portfolio of Investments

as of December 31, 2004

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 98.6%
COMMON STOCKS

Aerospace & Defense 2.4%
219,595	Boeing Co.	$11,368,433
8,066	General Dynamics Corp.	843,704
147,763	Honeywell International, Inc.	5,232,288
3,762	L-3 Communications Holdings, Inc.	275,529
258,409	Lockheed Martin Corp.(b)	14,354,620
19,183	Northrop Grumman Corp.	1,042,788
182,000	Raytheon Co.	7,067,060
39,678	United Technologies Corp.	4,100,721

		44,285,143

Air Freight & Logistics 1.1%
232,937	United Parcel Service, Inc. (Class B)	19,906,796

Automobiles 0.1%
29,142	Ford Motor Co.	426,639
17,523	General Motors Corp.	701,971
22,428	Harley-Davidson, Inc.	1,362,501

		2,491,111

Beverages 1.1%
7,743	Anheuser-Busch Companies, Inc.	392,803
119,043	Coca-Cola Co.	4,955,760
23,809	Pepsi Bottling Group, Inc.	643,795
285,215	PepsiCo, Inc.	14,888,223

		20,880,581

Biotechnology 3.1%
388,883	Amgen, Inc.(a)	24,946,844
15,714	Biogen Idec, Inc.(a)	1,046,710
125,800	Genentech, Inc.(a)(b)	6,848,552
8,333	Genzyme Corp.(a)	483,897
355,018	Gilead Sciences, Inc.(a)	12,422,080
275,900	MedImmune, Inc.(a)(b)	7,479,649
60,600	OSI Pharmaceuticals, Inc.(a)	4,535,910

		57,763,642

Building Products 0.3%
133,100	American Standard Cos., Inc.(a)	5,499,692

See Notes to Financial Statements.

Strategic Partners Equity Fund, Inc.	11

Portfolio of Investments

as of December 31, 2004 Cont’d.

Shares	Description	Value (Note 1)

Capital Markets 3.6%
364,106	Bank of New York Co., Inc.	$12,168,423
526,200	Charles Schwab Corp.	6,293,352
203,188	Goldman Sachs Group, Inc.	21,139,679
16,142	Lehman Brothers Holdings, Inc.	1,412,102
415,745	Merrill Lynch & Co., Inc.	24,849,079

		65,862,635

Chemicals 1.0%
12,736	Air Products & Chemicals, Inc.	738,306
38,070	Dow Chemical Co.	1,884,846
261,575	E.I. du Pont de Nemours & Co.(b)	12,830,254
16,757	Monsanto Co.	930,851
4,305	PPG Industries, Inc.	293,429
18,761	Praxair, Inc.	828,298
6,330	Rohm & Haas Co.	279,976

		17,785,960

Commercial Banks 3.2%
455,898	Bank of America Corp.	21,422,647
61,400	Comerica, Inc.	3,746,628
56,524	Mellon Financial Corp.	1,758,462
17,622	North Fork Bancorporation, Inc.	508,395
157,190	US Bancorp	4,923,191
189,680	Wachovia Corp.	9,977,168
49,641	Washington Mutual, Inc.	2,098,821
230,429	Wells Fargo & Co.	14,321,162

		58,756,474

Commercial Services & Supplies 1.3%
80,600	Avery Dennison Corp.	4,833,582
45,094	Cendant Corp.	1,054,298
12,161	Certegy, Inc.	432,080
32,284	Corinthian Colleges, Inc.(a)	608,392
58,558	First Data Corp.	2,491,057
17,690	Fiserv, Inc.(a)	710,961
24,776	Iron Mountain, Inc.(a)	755,420
235,875	Paychex, Inc.	8,038,620
147,908	Waste Management, Inc.	4,428,366

		23,352,776

See Notes to Financial Statements.

12	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

Communications Equipment 3.2%
2,263,900	ADC Telecommunications, Inc.(a)	$6,067,252
32,801	Avaya, Inc.(a)	564,177
1,174,790	Cisco Systems, Inc.(a)	22,673,447
9,523	Comverse Technology, Inc.(a)	232,837
77,503	Corning, Inc.(a)	912,210
141,305	Lucent Technologies, Inc.(a)	531,307
76,687	Motorola, Inc.	1,319,017
1,792,400	Nortel Networks Corp. (Canada)(a)	6,255,476
96,500	Polycom, Inc.(a)	2,250,380
211,798	QUALCOMM, Inc.	8,980,235
106,500	Research In Motion Ltd. (Canada)(a)	8,777,730

		58,564,068

Computers & Peripherals 2.9%
305,860	Dell, Inc.(a)	12,888,940
164,815	EMC Corp.(a)	2,450,799
84,806	Hewlett-Packard Co.	1,778,382
300,934	IBM Corp.	29,666,074
62,357	Lexmark International, Inc.(a)	5,300,345
104,337	Sun Microsystems, Inc.(a)	561,333

		52,645,873

Consumer Finance 1.6%
493,140	American Express Co.	27,798,302
33,642	SLM Corp.	1,796,146

		29,594,448

Containers & Packaging 0.1%
132,300	Smurfit-Stone Container Corp.(a)	2,471,364

Diversified Financial Services 5.2%
71,609	Capital One Financial Corp.	6,030,194
24,999	CIT Group, Inc.	1,145,454
255,641	Citigroup, Inc.	12,316,783
54,569	Fannie Mae	3,885,859
19,880	Franklin Resources, Inc.	1,384,642
111,613	Freddie Mac	8,225,878
867,385	JP Morgan Chase & Co.	33,836,689
17,900	Legg Mason, Inc.	1,311,354
136,251	MBNA Corp.	3,840,916
57,438	Morgan Stanley	3,188,958

See Notes to Financial Statements.

Strategic Partners Equity Fund, Inc.	13

Portfolio of Investments

as of December 31, 2004 Cont’d.

Shares	Description	Value (Note 1)

424,346	Principal Financial Group, Inc.	$17,372,725
58,961	State Street Corp.	2,896,164
16,571	T. Rowe Group, Inc.	1,030,716

		96,466,332

Diversified Manufacturing Operations 0.1%
24,160	ITT Industries, Inc.	2,040,312

Diversified Telecommunication Services 1.1%
50,474	BellSouth Corp.	1,402,672
49,311	Qwest Communications International, Inc.(a)	218,941
478,977	SBC Communications, Inc.	12,343,237
92,696	Sprint Corp. (FON Group)	2,303,496
94,854	Verizon Communications, Inc.	3,842,536

		20,110,882

Electric Utilities 1.2%
4,858	Ameren Corp.	243,580
17,690	American Electric Power Co., Inc.	607,475
5,688	Consolidated Edison, Inc.	248,850
13,381	Dominion Resources, Inc.	906,429
7,246	DTE Energy Co.	312,520
15,999	Edison International	512,448
11,357	Entergy Corp.	767,620
311,675	Exelon Corp.	13,735,517
56,472	FirstEnergy Corp.	2,231,209
6,174	FPL Group, Inc.	461,506
2,928	Pinnacle West Capital Corp.	130,032
4,000	Progress Energy, Inc.	180,960
4,258	Public Service Enterprise Group, Inc.	220,437
30,570	Southern Co.	1,024,706
21,880	The AES Corp.(a)	299,100
10,530	TXU Corp.	679,817

		22,562,206

Electrical Equipment 0.1%
38,334	Molex, Inc. (Class A)	1,021,601

Electronic Equipment & Instruments 0.8%
546,634	Agilent Technologies, Inc.(a)	13,173,879
70,714	Sanmina-SCI Corp.(a)	598,948
5,012	Waters Corp.(a)	234,511

		14,007,338

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Energy Equipment & Services 3.3%
390,500	BJ Services Co.	$18,173,870
116,000	ENSCO International, Inc.	3,681,840
401,600	GlobalSantaFe Corp.	13,296,976
47,403	Halliburton Co.	1,860,093
203,685	Schlumberger Ltd.	13,636,711
179,800	Weatherford International Ltd.(a)	9,223,740

		59,873,230

Food Products 1.3%
260,400	Cadbury Schweppes PLC(b)	9,817,080
18,891	Hershey Foods Corp.	1,049,206
164,937	Kellogg Co.	7,366,086
2,385	McCormick & Co., Inc.	92,061
256,964	Sara Lee Corp.	6,203,111

		24,527,544

Food & Staples Retailing 1.7%
90,863	Costco Wholesale Corp.	4,398,678
624,100	The Kroger Co.(a)	10,946,714
8,901	Walgreen Co.	341,531
173,400	Whole Foods Market, Inc.(b)	16,533,690

		32,220,613

Gas Utilities 0.5%
579,000	El Paso Corp.	6,021,600
5,579	Kinder Morgan, Inc.	407,992
73,320	Sempra Energy	2,689,378

		9,118,970

Healthcare Equipment & Supplies 0.6%
44,046	Boston Scientific Corp.(a)	1,565,835
77,700	Fisher Scientific International, Inc.(a)	4,846,926
9,523	Guidant Corp.	686,608
55,950	Medtronic, Inc.	2,779,037
16,666	Smith & Nephew PLC ADR (United Kingdom)	862,632
16,190	Zimmer Holdings, Inc.(a)	1,297,143

		12,038,181

Healthcare Providers & Services 1.8%
11,904	Aetna, Inc.	1,485,024
4,762	Cardinal Health, Inc.	276,910

See Notes to Financial Statements.

Strategic Partners Equity Fund, Inc.	15

Portfolio of Investments

as of December 31, 2004 Cont’d.

Shares	Description	Value (Note 1)

353,700	Caremark Rx, Inc.(a)	$13,946,391
66,900	Coventry Health Care, Inc.(a)	3,551,052
39,282	UnitedHealth Group, Inc.	3,457,995
84,781	WellPoint, Inc.(a)	9,749,815

		32,467,187

Hotels Restaurants & Leisure 1.1%
22,856	Carnival Corp.	1,317,191
8,300	Ctrip.com International Ltd.(a)	381,966
12,190	International Game Technology, Inc.	419,092
8,714	Marriott International, Inc. (Class A)	548,808
164,446	McDonald’s Corp.	5,272,139
195,400	Starbucks Corp.(a)(b)	12,185,144

		20,124,340

Household Durables 0.4%
2,976	Black & Decker Corp.	262,870
3,905	Centex Corp.	232,660
5,262	Fortune Brands, Inc.	406,121
1,643	KB HOME	171,529
6,809	Leggett & Platt, Inc.	193,580
2,666	Maytag Corp.	56,253
212,214	Newell Rubbermaid, Inc.	5,133,457
4,047	Pulte Homes, Inc.	258,199
2,095	Snap-on, Inc.	71,984
3,048	Stanley Works	149,321
2,310	Whirlpool Corp.	159,875

		7,095,849

Household Products 1.4%
34,523	Clorox Co.	2,034,440
44,056	Colgate-Palmolive Co.	2,253,905
112,070	Kimberly-Clark Corp.	7,375,327
260,952	Procter & Gamble Co.	14,373,236

		26,036,908

Industrial Conglomerates 4.2%
44,528	3M Co.	3,654,413
1,294,700	General Electric Co.	47,256,550
752,911	Tyco International Ltd. (Bermuda)	26,909,039

		77,820,002

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Insurance 3.4%
53,522	Allstate Corp.	$2,768,158
426,649	American International Group, Inc.	28,018,040
60	Berkshire Hathaway, Inc. (Class A)(a)	5,274,000
78,437	Chubb Corp.	6,031,805
216,000	Loews Corp.	15,184,800
84,512	MetLife, Inc.	3,423,581
18,856	SAFECO Corp.	985,038

		61,685,422

Internet & Catalog Retail 1.4%
219,962	eBay, Inc.(a)(b)	25,577,181
4,762	GTECH Holdings Corp.	123,574
1,862	IAC/InterActiveCorp(a)	51,429

		25,752,184

Internet Software & Services 2.2%
53,400	Google, Inc.(a)(b)	10,311,540
10,200	SINA Corp.(a)	327,012
786,239	Yahoo!, Inc.(a)(b)	29,625,485

		40,264,037

IT Consulting & Services 0.1%
21,642	Accenture Ltd. (Class A) (Bermuda)(a)	584,334
9,080	Affiliated Computer Services, Inc. (Class A)(a)	546,525

		1,130,859

Leisure Equipment & Products 0.3%
318,200	Mattel, Inc.	6,201,718

Machinery 1.5%
20,690	Caterpillar, Inc.	2,017,482
52,284	Danaher Corp.	3,001,624
148,135	Deere & Co.	11,021,244
31,969	Dover Corp.	1,340,780
43,901	Eaton Corp.	3,176,676
10,637	Illinois Tool Works, Inc.	985,837
11,440	Ingersoll-Rand Co. (Class A) (Bermuda)	918,632
81,000	Navistar International Corp.(a)	3,562,380
14,541	PACCAR, Inc.	1,170,260

		27,194,915

See Notes to Financial Statements.

Strategic Partners Equity Fund, Inc.	17

Portfolio of Investments

as of December 31, 2004 Cont’d.

Shares	Description	Value (Note 1)

Media 3.0%
24,713	Clear Channel Communications, Inc.	$827,638
199,098	Comcast Corp. (Class A)(a)	6,625,981
106,650	Comcast Corp. (Special Class A)(a)	3,502,386
11,800	DreamWorks Animation SKG, Inc.(a)(b)	442,618
8,107	Gannett Co., Inc.	662,342
472,226	Liberty Media Corp. (Class A)(a)	5,185,041
3,516	Liberty Media International, Inc. (Class A)(a)	162,545
5,405	McGraw-Hill Cos., Inc.	494,774
9,071	New York Times Co. (Class A)	370,097
376,992	News Corp.	7,034,671
13,890	Omnicom Group, Inc.	1,171,205
396,604	Time Warner, Inc.(a)	7,709,982
12,381	Tribune Co.	521,735
350,700	Univision Communications, Inc. (Class A)(a)(b)	10,264,989
241,489	Viacom, Inc. (Class B)	8,787,785
49,260	Walt Disney Co.	1,369,428

		55,133,217

Metals & Mining 4.6%
4,938	Alcan, Inc. (Canada)	242,159
29,611	Alcoa, Inc.	930,378
731,400	Alumina Ltd. ADR (Australia)	13,560,156
355,092	Barrick Gold Corp.	8,600,328
907,500	Companhia Vale do Rio Doce ADR (Brazil)(b)	26,326,575
528,370	Freeport-McMoRan Copper & Gold, Inc. (Class B)	20,199,585
257,314	Newmont Mining Corp.	11,427,315
8,143	Phelps Dodge Corp.	805,506
104,300	Placer Dome, Inc.	1,967,098

		84,059,100

Multi-line Retail 1.8%
48,288	Family Dollar Stores, Inc.	1,508,034
9,773	Federated Department Stores, Inc.	564,782
88,400	J.C. Penney Co., Inc.	3,659,760
14,777	Kohl’s Corp.(a)	726,585
321,157	Target Corp.(b)	16,677,683
173,266	Wal-Mart Stores, Inc.(d)	9,151,910

		32,288,754

Multi-Utilities 0.2%
9,047	Cinergy Corp.	376,627
10,881	Constellation Energy Group, Inc.	475,608

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

36,427	Duke Energy Co.	$922,696
21,785	PG&E Corp.(a)	725,005
10,962	PPL Corp.	584,055

		3,083,991

Office Electronics 0.6%
675,200	Xerox Corp.(a)(b)	11,485,152

Oil & Gas 7.1%
10,000	Amerada Hess Corp.	823,800
256,850	Apache Corp.	12,988,905
39,408	Burlington Resources, Inc.	1,714,248
158,247	ChevronTexaco Corp.	8,309,550
22,047	ConocoPhillips	1,914,341
11,690	EOG Resources, Inc.	834,198
466,296	Exxon Mobil Corp.(d)	23,902,333
148,600	Kerr-McGee Corp.	8,587,594
301,600	Nexen, Inc. (Canada)	12,260,040
26,752	Occidental Petroleum Corp.	1,561,247
708,300	Suncor Energy, Inc.	25,065,242
286,200	Total SA ADR (France)(b)	31,436,208
11,157	Transocean, Inc. (Cayman Islands)(a)	472,945

		129,870,651

Paper & Forest Products 0.4%
154,704	International Paper Co.	6,497,568
1,053	Neenah Paper, Inc.(a)	34,328
10,381	Weyerhaeuser Co.	697,811

		7,229,707

Personal Products 0.4%
3,681	Alberto-Culver Co.	178,786
33,204	Avon Products, Inc.	1,284,995
110,700	Estee Lauder Cos., Inc. (Class A)	5,066,739
8,262	Gillette Co.	369,972

		6,900,492

Pharmaceuticals 8.1%
73,807	Abbott Laboratories	3,443,096
140,200	Allergan, Inc.	11,366,014
18,028	Barr Pharmaceuticals, Inc.(a)	820,995
346,041	Eli Lilly & Co.	19,637,827
19,523	Forest Laboratories, Inc.(a)	875,802

See Notes to Financial Statements.

Strategic Partners Equity Fund, Inc.	19

Portfolio of Investments

as of December 31, 2004 Cont’d.

Shares	Description	Value (Note 1)

148,300	GlaxoSmithKline PLC ADR (United Kingdom)	$7,027,937
130,171	Johnson & Johnson	8,255,445
16,666	Medco Health Solutions, Inc.(a)	693,305
392,870	Merck & Co., Inc.	12,626,842
271,700	Novartis AG ADR (Switzerland)(b)	13,731,718
532,333	Pfizer, Inc.(d)	14,314,434
138,200	Roche Holding AG ADR (Switzerland)	15,909,225
360,700	Sepracor, Inc.(a)(b)	21,414,759
324,409	Teva Pharmaceutical Industries Ltd. ADR (Israel)	9,686,853
214,969	Wyeth	9,155,530

		148,959,782

Road & Rail
17,618	Burlington Northern, Inc.	833,508

Semiconductors & Semiconductor Equipment 2.5%
33,507	Analog Devices, Inc.	1,237,078
364,290	Intel Corp.	8,520,743
12,976	KLA-Tencor Corp.(a)	604,422
19,333	Linear Technology Corp.	749,347
365,100	Marvell Technology Group Ltd. (Bermuda)(a)	12,950,097
200,600	Maxim Integrated Products, Inc.	8,503,434
16,833	Microchip Technology, Inc.	448,768
45,237	National Semiconductor Corp.	812,004
21,928	Novellus Systems, Inc.(a)	611,572
305,109	Texas Instruments, Inc.(b)	7,511,784
117,466	Xilinx, Inc.	3,482,867

		45,432,116

Software 7.6%
49,500	Adobe Systems, Inc.	3,105,630
211,700	BMC Software, Inc.(a)	3,937,620
332,300	Electronic Arts, Inc.(a)(b)	20,496,264
20,648	Intuit, Inc.(a)	908,718
219,600	Mercury Interactive Corp.(a)(b)	10,002,780
2,126,841	Microsoft Corp.	56,807,923
135,900	NAVTEQ(a)	6,300,324
74,110	Novell, Inc.(a)	500,242
488,276	Oracle Corp.(a)	6,699,147
371,700	SAP AG ADR (Germany)	16,432,857
47,047	Siebel Systems, Inc.(a)	493,994
286,700	Symantec Corp.(a)	7,385,392
218,100	VERITAS Software Corp.	6,226,755

		139,297,646

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Specialty Retail 1.5%
325,446	Bed Bath & Beyond, Inc.(a)	$12,962,514
138,444	Best Buy Co., Inc.	8,226,343
9,312	Gap, Inc.	196,669
90,945	Home Depot, Inc.	3,886,989
50,452	Lowe’s Cos., Inc.	2,905,531
9,441	Staples, Inc.	318,256
2,381	Tiffany & Co.	76,121

		28,572,423

Textiles & Apparel 0.1%
8,523	NIKE, Inc. (Class B)	772,951
23,118	Ross Stores, Inc.	667,417

		1,440,368

Tobacco 0.8%
233,586	Altria Group, Inc.	14,272,105

Wireless Telecommunication Services 1.2%
681,562	Nextel Communications, Inc. (Class A)(a)(b)	20,446,860
52,174	Vodafone Group PLC ADR (United Kingdom)	1,428,524

		21,875,384

	Total long-term investments (cost $1,445,055,671)	1,810,355,589

SHORT-TERM INVESTMENT 10.8%

Mutual Fund 10.8%
	Dryden Core Investment Fund - Taxable Money Market Series
198,993,810	(cost $198,993,810; Note 3)(c)	198,993,810

	Total Investments 109.4% (cost $1,644,049,481; Note 5)	2,009,349,399
	Liabilities in excess of other assets (9.4%)	(172,074,557)

	Net Assets 100%	$1,837,274,842

(a)	Non-income producing security.
(b)	All or a portion of securities on loan, see Note 4.
(c)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
(d)	Portion of securities segregated as collateral for financial futures contracts.
ADR—American	Depository Receipt.

See Notes to Financial Statements.

Strategic Partners Equity Fund, Inc.	21

Portfolio of Investments

as of December 31, 2004 Cont’d.

The Industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 was as follows:

Mutual Fund	10.8%
Pharmaceuticals	8.1
Software	7.6
Oil & Gas	7.1
Diversified Financial Services	5.2
Metals & Mining	4.6
Industrial Conglomerates	4.2
Capital Markets	3.6
Insurance	3.4
Energy Equipment & Services	3.3
Commercial Banks	3.2
Communication Equipment	3.2
Biotechnology	3.1
Media	3.0
Computers & Peripherals	2.9
Semiconductors & Semiconductor Equipment	2.5
Aerospace & Defense	2.4
Internet Software & Services	2.2
Healthcare Providers & Services	1.8
Multi-line Retail	1.8
Food & Staples Retailing	1.7
Consumer Finance	1.6
Machinery	1.5
Specialty Retail	1.5
Household Products	1.4
Internet & Catolog Retail	1.4
Commercial Services & Supplies	1.3
Food Products	1.3
Electric Utilities	1.2
Wireless Telecommunication	1.2
Air Freight & Logistics	1.1
Beverages	1.1
Diversified Telecommunication Services	1.1
Hotels Restaurants & Leisure	1.1
Chemicals	1.0
Electronic Equipment & Instruments	0.8
Tobacco	0.8
Healthcare Equipment & Supplies	0.6
Office Electronics	0.6
Gas Utilities	0.5
Household Durables	0.4
Paper & Forest Products	0.4
Personal Products	0.4
Building Products	0.3
Leisure Equipment & Products	0.3
Multi-Utilities	0.2

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

Automobiles	0.1
Containers & Packaging	0.1
Diversified Manufacturing Operations	0.1
Electirical Equipment	0.1
IT Consulting & Services	0.1
Textile & Apparel	0.1
Road & Rail	0.0 (a)

109.4
Liabilities in excess of other assets	(9.4)

Total	100.0%

(a)	Amount represents less than 0.1%

See Notes to Financial Statements.

Strategic Partners Equity Fund, Inc.	23

Statement of Assets and Liabilities

as of December 31, 2004

Assets
Investments, at value including securities on loan of $159,735,574 (cost $1,644,049,481)	$2,009,349,399
Foreign currency, at value (cost $29,263)	30,186
Receivable for investments sold	4,206,795
Dividends and interest receivable	1,605,628
Receivable for Fund shares sold	1,091,602
Prepaid expenses	82,366
Tax reclaim receivable	27,162

Total assets	2,016,393,138

Liabilities
Payable to broker for collateral for securities on loan (Note 4)	165,882,750
Payable for investments purchased	6,204,126
Payable for Fund shares reacquired	5,006,801
Management fee payable	728,684
Accrued expenses	685,973
Distribution fee payable	587,694
Deferred directors’ fees payable	18,468
Due to broker-variation margin	3,740
Payable to custodian	60

Total liabilities	179,118,296

Net Assets	$1,837,274,842

Net assets were comprised of:
Common stock, at par	$1,199,938
Paid-in capital in excess of par	1,868,030,342

1,869,230,280
Undistributed net investment income	448,382
Accumulated net realized loss on investments and foreign currency transactions	(397,703,376)
Net unrealized appreciation on investments and foreign currencies	365,299,556

Net assets December 31, 2004	$1,837,274,842

See Notes to Financial Statements.

24	Visit our website at www.jennisondryden.com

Class A
Net asset value and redemption price per share ($1,463,097,429 ÷ 95,279,168 shares of common stock issued and outstanding)	$15.36
Maximum sales charge (5.5% of offering price)	0.89

Maximum offering price to public	$16.25

Class B
Net asset value, offering price and redemption price per share ($286,637,761 ÷ 18,969,301 shares of common stock issued and outstanding)	$15.11

Class C
Net asset value, offering price and redemption price per share ($38,268,836 ÷ 2,532,668 shares of common stock issued and outstanding)	$15.11

Class Z
Net asset value, offering price and redemption price per share ($49,270,816 ÷ 3,212,697 shares of common stock issued and outstanding)	$15.34

See Notes to Financial Statements.

Strategic Partners Equity Fund, Inc.	25

Statement of Operations

Year Ended December 31, 2004

Net Investment Income
Income
Dividends (net of foreign withholding taxes of $560,109)	$32,624,462
Interest	13
Income from securities loaned, net	210,464

Total income	32,834,939

Expenses
Management fee	8,834,220
Distribution fee—Class A	3,547,504
Distribution fee—Class B	3,446,190
Distribution fee—Class C	392,884
Transfer agent’s fees and expenses	3,161,000
Reports to shareholders	337,000
Custodian’s fees and expenses	321,000
Registration fees	77,000
Legal fees and expenses	42,000
Directors’ fees	35,000
Audit fee	18,000
Miscellaneous	79,845

Total operating expenses	20,291,643
Loan interest expense (Note 2)	6,585

Total expenses	20,298,228

Net investment Income	12,536,711

Realized And Unrealized Gain (Loss) On Investments And Foreign Currencies
Net realized gain on:
Investment transactions	112,911,462
Financial futures transactions	544,723
Foreign currency transactions	11,667

113,467,852

Net change in unrealized appreciation (depreciation) on:
Investments	34,969,007
Financial futures contracts	(131,091)
Foreign currencies	794

34,838,710

Net gain on investments and foreign currencies	148,306,562

Net Increase In Net Assets Resulting From Operations	$160,843,273

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended December 31,
	2004	2003
Increase (Decrease) In Net Assets
Operations
Net investment income	$12,536,711	$5,977,543
Net realized gain (loss) on investments and foreign currency transactions	113,467,852	(110,496,497)
Net change in unrealized appreciation on investments and foreign currencies	34,838,710	623,647,748

Net increase in net assets resulting from operations	160,843,273	519,128,794

Dividends from net investment income (Note 1)
Class A	(12,451,648)	(5,575,039)
Class B	—	(92,602)
Class C	—	(11,802)
Class Z	(847,219)	(947,335)

	(13,298,867)	(6,626,778)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	71,128,490	97,434,468
Net asset value of shares issued in reinvestment of dividends	12,657,698	6,352,912
Cost of shares reacquired	(461,141,563)	(382,702,136)

Net decrease in net assets from Fund share transactions	(377,355,375)	(278,914,756)

Total increase (decrease)	(229,810,969)	233,587,260

Net Assets
Beginning of year	2,067,085,811	1,833,498,551

End of year(a)	$1,837,274,842	$2,067,085,811

(a) Includes undistributed net investment income of:	$448,382	$1,198,871

See Notes to Financial Statements.

Strategic Partners Equity Fund, Inc.	27

Notes to Financial Statements

Strategic Partners Equity Fund, Inc., (the “Fund”), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital. The Fund invests primarily in common stocks of major, established corporations.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided, by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose value have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at the fair value in accordance with the Board of Director’s approved fair valuation procedures. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

28	Visit our website at www.jennisondryden.com

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rate of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually

Strategic Partners Equity Fund, Inc.	29

Notes to Financial Statements

Cont’d

received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal period exchange rates are reflected as a component of net unrealized appreciation (depreciation) and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

The use of derivative transactions involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions on sales of portfolio securities are calculated on the identified cost basis.

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Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis.

Net investment income or loss (other than distribution fees, which are charged directly to respective class) and unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral, at least equal, at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Dividends and Distributions: Dividends from net investment income are declared and paid semi-annually. The Fund will distribute at least annually net capital gains in excess of capital loss carryforwards, if any.

Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Strategic Partners Equity Fund, Inc.	31

Notes to Financial Statements

Cont’d

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises each subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”), GE Asset Management, Inc., (“GEAM”) and Salomon Brothers Asset Management, Inc. (“Salomon”). These subadvisors are responsible for the day-to-day management of each portion of the Fund they manage with Jennison managing approximately half of the assets and the other two subadvisors each managing approximately 25% of assets. In connection therewith, each subadvisor is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, GEAM and Salomon, the cost of compensation of officers, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund’s average daily net assets up to $500 million, .475 of 1% of the next $500 million of average daily net assets and .45 of 1% of the Fund’s average daily net assets in excess of $1 billion. The effective management fee rate was .470 of 1% for the year ended December 31, 2004.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. For the year ended December 31, 2004, PIMS contractually agreed to limit such fees to .25 of 1% of the average net assets of the Class A shares.

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PIMS has advised the Fund that it has received approximately $214,100 and $2,500 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended December 31, 2004. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended December 31, 2004, it received approximately $417,700 and $1,500 in contingent deferred sales charges imposed upon certain redemptions by certain Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. For the period from January 1, 2004 through April 30, 2004, the SCA provided for a commitment of $800 million and allowed the Funds to increase the commitment to $1 billion, if necessary. Effective May 3, 2004, the SCA provided for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was October 29, 2004. Effective October 29, 2004, the Funds entered into a revised credit agreement with two banks. The commitment under the revised credit agreement is $500 million. The Funds pay a commitment fee of 0.75% of 1% of the unused portion of the revised credit agreement. The expiration date of the revised credit agreement will be October 28, 2005.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect wholly owned subsidiary of Prudential, serves as the Fund’s transfer agent. During the year ended December 31, 2004, the Fund incurred fees of approximately $2,341,900 for the services of PMFS. As of December 31, 2004, approximately $181,200 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $448,500 in total networking fees, of which the amount relating to the services of Wachovia Securities, LLC. (“Wachovia”), an affiliate of PI, was approximately $226,800

Strategic Partners Equity Fund, Inc.	33

Notes to Financial Statements

Cont’d

for the year ended December 31, 2004. As of December 31, 2004, approximately $19,500 of such fees were due to Wachovia. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended December 31, 2004 Wachovia and Prudential Equity Group (“Prudential Equity”) earned $21,005 and $32,777, respectively, in brokerage commissions from portfolio transactions executed on behalf of the Fund.

PIM is the securities lending agent for the Fund. For the year ended December 31, 2004, PIM has been compensated by the Fund approximately $70,200 for these services.

The Fund invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended December 31, 2004, the Fund earned income of $355,738 and $210,464, from the Series by investing its excess cash and collateral received from securities lending respectively.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2004, aggregated $879,266,573 and $1,216,779,441, respectively.

As of December 31, 2004, the Fund had securities on loan with an aggregate market value of $159,735,574. The Fund received $165,882,750 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund’s securities lending procedures.

During the year ended December 31, 2004, the Portfolio entered into financial futures contracts. Details of open contracts at December 31, 2004, are as follows:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2004	Unrealized Depreciation
	Long Positions:
16	S&P 500 Index	Mar. 05	$4,856,600	$4,854,800	($1,800)

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Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income (loss) and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital in excess of par, undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions. For the year ended December 31, 2004, the adjustments were to increase undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions by $11,667 due to foreign currency reclassification. Net investment income, net realized gains and net assets were not affected by this change.

For the years ended December 31, 2004 and December 31, 2003, the tax character of dividends paid, as reflected in the Statement of Changes of Net Assets of $13,298,867 and $6,626,778, respectively, was ordinary income.

As of December 31, 2004, the accumulated undistributed earnings on a tax basis was $468,111 of ordinary income. This amount differs from undistributed net investment income on the Statement of Assets and Liabilities primarily due to timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of December 31, 2004 were as follows:

Tax Basis of Investment	Appreciation	Depreciation	Net Unrealized Appreciation of Investments	Other Cost Basis Adjustments	Adjusted Net Unrealized Appreciation of Investments
$1,677,326,509	$373,026,105	$41,003,215	$332,022,890	$1,439	$332,024,329

The difference between book basis and tax basis is primarily attributable to the deferred losses on wash sales. The adjusted net unrealized appreciation on tax basis includes other tax basis adjustments that are primarily attributable to appreciation of foreign currency and mark to market of receivables and payables.

For federal income tax purposes, the Fund had a capital loss carryforward at December 31, 2004, of approximately $364,428,200 of which $227,589,900 expires in 2010 and $136,838,300 expires in 2011. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains have been realized in excess of such carryforward. During the fiscal year ended December 31, 2004, the Fund utilized approximately $102,973,900 of its prior year carryforward.

Strategic Partners Equity Fund, Inc.	35

Notes to Financial Statements

Cont’d

Lastly, the Fund elected to treat net post-October losses of approximately $1,300 incurred in the two month period ended December 31, 2004 as having been incurred in the following fiscal year.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.5%. Prior to March 15, 2004, Class A shares were sold with a front-end sales charge of 5%. Effective on March 15, 2004, all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential Financial, Inc. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Prior to February 2, 2004 Class C shares were sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class C shares purchased on or after February 2, 2004 are not subject to an initial sales charge and the contingent deferred sales charge (CDSC) for Class C shares will be 12 months from the date of purchase. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 1 billion shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 250 million authorized shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended December 31, 2004:
Shares sold	2,156,971	$30,965,446
Shares Issued in reinvestment of dividends	811,884	11,818,749
Shares reacquired	(18,818,349)	(270,165,170)

Net increase (decrease) in shares outstanding before conversion	(15,849,494)	(227,380,975)
Shares issued upon conversion from Class B	7,391,294	106,622,368

Net increase (decrease) in shares outstanding	(8,458,200)	$(120,758,607)

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Class A	Shares	Amount
Year ended December 31, 2003:
Shares sold	4,376,518	$51,673,023
Shares Issued in reinvestment of dividends	442,368	5,310,662
Shares reacquired	(21,343,989)	(256,385,189)

Net increase (decrease) in shares outstanding before conversion	(16,525,103)	(199,401,504)
Shares issued upon conversion from Class B	12,012,042	145,275,053

Net increase (decrease) in shares outstanding	(4,513,061)	$(54,126,451)

Class B
Year ended December 31, 2004:
Shares sold	1,179,895	$16,596,900
Shares reacquired	(3,909,340)	(54,924,216)

Net increase (decrease) in shares outstanding before conversion	(2,729,445)	(38,327,316)
Shares redeemed upon conversion to Class A	(7,528,898)	(106,622,368)

Net increase (decrease) in shares outstanding	(10,258,343)	$(144,949,684)

Year ended December 31, 2003:
Shares sold	2,020,248	$23,528,506
Shares Issued in reinvestment of dividends	7,921	89,979
Shares reacquired	(6,629,781)	(76,294,595)

Net increase (decrease) in shares outstanding before conversion	(4,601,612)	(52,676,110)
Shares redeemed upon conversion to Class A	(12,200,556)	(145,275,053)

Net increase (decrease) in shares outstanding	(16,802,168)	$(197,951,163)

Class C
Year ended December 31, 2004:
Shares sold	280,513	$3,936,422
Shares reacquired	(806,074)	(11,352,860)

Net increase (decrease) in shares outstanding	(525,561)	$(7,416,438)

Year ended December 31, 2003:
Shares sold	489,661	$5,766,549
Shares Issued in reinvestment of dividends	1,012	11,496
Shares reacquired	(1,081,798)	(12,698,310)

Net increase (decrease) in shares outstanding	(591,125)	$(6,920,265)

Class Z
Year ended December 31, 2004:
Shares sold	1,373,872	$19,629,722
Shares Issued in reinvestment of dividends	58,750	838,949
Shares reacquired	(8,750,886)	(124,699,317)

Net increase (decrease) in shares outstanding	(7,318,264)	$(104,230,646)

Year ended December 31, 2003:
Shares sold	1,393,630	$16,466,390
Shares Issued in reinvestment of dividends	77,242	940,775
Shares reacquired	(3,095,448)	(37,324,042)

Net increase (decrease) in shares outstanding	(1,624,576)	$(19,916,877)

Strategic Partners Equity Fund, Inc.	37

Financial Highlights

Class A
Year Ended December 31, 2004(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$14.16

Income (loss) from investment operations
Net investment income	0.12
Net realized and unrealized gain (loss) on investments and foreign currencies	1.21

Total from investment operations	1.33

Less Distributions
Dividends from net investment income	(.13)
Distributions from net realized capital gains	—

Total distributions	(.13)

Net asset value, end of year	$15.36

Total Return(a):	9.44%
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,463,097
Average net assets (000)	$1,419,002
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	.94%
Expenses, excluding distribution and service (12b-1) fees	.69%
Net investment income	.82%
For Classes A, B, C and Z shares:
Portfolio turnover	47%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not consider the effects of sales loads.
(b)	Calculated based upon weighted average shares outstanding during the year.
(c)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended December 31,
2003(b)	2002(b)	2001	2000

$10.82	$14.06	$16.99	$19.29

.06	.05	.05	.20
3.33	(3.28)	(1.99)	.55

3.39	(3.23)	(1.94)	.75

(.05)	(.01)	(.02)	(.22)
—	—	(.97)	(2.83)

(.05)	(.01)	(.99)	(3.05)

$14.16	$10.82	$14.06	$16.99

31.45%	(22.95)%	(12.14)%	4.73%

$1,468,776	$1,171,741	$1,697,621	$2,028,525
$1,274,069	$1,405,215	$1,822,036	$1,983,138

.98%	.95%	.93%	.87%
.73%	.70%	.68%	.62%
.48%	.40%	.34%	1.01%

51%	49%	155%	63%

See Notes to Financial Statements.

Strategic Partners Equity Fund, Inc.	39

Financial Highlights

Cont’d

Class B
Year Ended December 31, 2004(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$13.91

Income (loss) from investment operations
Net investment income (loss)	— (c)
Net realized and unrealized gain (loss) on investments and foreign currencies	1.20

Total from investment operations	1.20

Less Distributions
Dividends from net investment income	—
Distributions from net realized capital gains	—

Total distributions	—

Net asset value, end of year	$15.11

Total Return(a):	8.63%
Ratios/Supplemental Data:
Net assets, end of year (000)	$286,638
Average net assets (000)	$344,619
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.69%
Expenses, excluding distribution and service (12b-1) fees	.69%
Net investment income (loss)	.03%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not consider the effects of sales loads.
(b)	Calculated based upon weighted average shares outstanding during the year.
(c)	Less than $0.005 per share.

See Notes to Financial Statements.

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Class B
Year Ended December 31,
2003(b)	2002(b)	2001	2000

$10.67	$13.95	$16.97	$19.26

(.03)	(.04)	(.07)	.11
3.27	(3.24)	(1.98)	.50

3.24	(3.28)	(2.05)	.61

— (c)	—	—	(.07)
—	—	(.97)	(2.83)

—	—	(.97)	(2.90)

$13.91	$10.67	$13.95	$16.97

30.39%	(23.51)%	(12.80)%	3.93%

$406,632	$491,226	$966,066	$1,479,532
$438,416	$736,091	$1,182,447	$1,785,239

1.73%	1.70%	1.68%	1.62%
.73%	.70%	.68%	.62%
(.25)%	(.35)%	(.40)%	.26%

See Notes to Financial Statements.

Strategic Partners Equity Fund, Inc.	41

Financial Highlights

Cont’d

Class C
Year Ended December 31, 2004(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$13.91

Income (loss) from investment operations
Net investment income (loss)	(.01)
Net realized and unrealized gain (loss) on investments and foreign currencies	1.21

Total from investment operations	1.20

Less Distributions
Dividends from net investment income	—
Distributions from net realized capital gains	—

Total distributions	—

Net asset value, end of year	$15.11

Total Return(a):	8.63%
Ratios/Supplemental Data:
Net assets, end of year (000)	$38,269
Average net assets (000)	$39,288
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.69%
Expenses, excluding distribution and service (12b-1) fees	.69%
Net investment income (loss)	.06%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not consider the effects of sales loads.
(b)	Calculated based upon weighted average shares outstanding during the year.
(c)	Less than $0.005 per share.

See Notes to Financial Statements.

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Class C
Year Ended December 31,
2003(b)	2002(b)	2001	2000

$10.67	$13.95	$16.97	$19.26

(.03)	(.04)	(.06)	.04
3.27	(3.24)	(1.99)	.57

3.24	(3.28)	(2.05)	.61

— (c)	—	—	(.07)
—	—	(.97)	(2.83)

—	—	(.97)	(2.90)

$13.91	$10.67	$13.95	$16.97

30.41%	(23.51)%	(12.80)%	3.93%

$42,548	$38,943	$61,722	$67,237
$39,384	$49,304	$64,197	$67,999

1.73%	1.70%	1.68%	1.62%
.73%	.70%	.68%	.62%
(.26)%	(.34)%	(.40)%	.26%

See Notes to Financial Statements.

Strategic Partners Equity Fund, Inc.	43

Financial Highlights

Cont’d

Class Z
Year Ended December 31, 2004(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$14.16

Income (loss) from investment operations
Net investment income	0.14
Net realized and unrealized gain (loss) on investments and foreign currencies	1.23

Total from investment operations	1.37

Less Distributions
Dividends from net investment income	(.19)
Distributions from net realized capital gains	—

Total distributions	(.19)

Net asset value, end of year	$15.34

Total Return(a):	9.72%
Ratios/Supplemental Data:
Net assets, end of year (000)	$49,271
Average net assets (000)	$76,918
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.69%
Expenses, excluding distribution and service (12b-1) fees	.69%
Net investment income	.95%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculated based upon weighted average shares outstanding during the year.

See Notes to Financial Statements.

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Class Z
Year Ended December 31,
2003(b)	2002(b)	2001	2000

$10.83	$14.06	$16.99	$19.30

.09	.08	.09	.25
3.32	(3.27)	(2.00)	.54

3.41	(3.19)	(1.91)	.79

(.08)	(.04)	(.05)	(.27)
—	—	(.97)	(2.83)

(.08)	(.04)	(1.02)	(3.10)

$14.16	$10.83	$14.06	$16.99

31.64%	(22.67)%	(11.93)%	4.95%

$149,130	$131,589	$202,779	$255,250
$136,562	$165,724	$225,442	$269,633

.73%	.70%	.68%	.62%
.73%	.70%	.68%	.62%
.74%	.65%	.60%	1.26%

See Notes to Financial Statements.

Strategic Partners Equity Fund, Inc.	45

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Strategic Partners Equity Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the Strategic Partners Equity Fund, Inc. hereafter referred to as the “Fund”, including the portfolio of investments, as of December 31, 2004, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2003 and the financial highlights for the periods presented prior to December 31, 2004, were audited by another independent registered public accounting firm, whose report dated, February 20, 2004, expressed an unqualified opinion thereon.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 24, 2005

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Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end, December 31, 2004 as to the federal tax status of dividends paid by the Fund during its fiscal year ended December 31, 2004. Accordingly, we are advising you that for the fiscal year ended December 31, 2004, the dividends of $0.13 and $0.19 paid from net investment income were for Class A and Class Z respectively.

Further, we wish to advise you that 100% of the ordinary income dividend paid in the fiscal year ended December 31, 2004 qualified for the corporate dividends received deduction available to corporate taxpayers. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deductions.

The Fund intends to designate 100% of the ordinary income dividends as qualified for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate IRS Form 1099-DIV or substitute 1099-DIV.

Strategic Partners Equity Fund, Inc.	47

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

David E.A. Carson (70), Director since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held.(4) Director of United Illuminating and (.) Holdings (utility company), since 1993.

Robert E. La Blanc (70), Director since 2003(3) Oversees 100 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995); Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (65), Director since 1996(3) Oversees 93 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held: (4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (61), Director since 1995(3) Oversees 94 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Investmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) None.

Robin B. Smith (65), Director since 1996(3) Oversees 99 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

48	Visit our website at www.strategicpartners.com

Stephen D. Stoneburn (61), Director since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) None

Clay T. Whitehead (66), Director since 1996(3) Oversees 98 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Directors(1)

Judy A. Rice (57), President since 2003 and Director since 2000(3) Oversees 101 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc., and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) None

Robert F. Gunia (58), Vice President and Director since 1996(3) Oversees 175 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

William V. Healey (51), Chief Legal Officer and Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc.,

Strategic Partners Equity Fund, Inc.	49

Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus.

Deborah A. Docs (47), Assistant Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of Pl; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Maryanne Ryan (40), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Vice President, Prudential (since November 1998); First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Helene Gurian (51), Acting Anti-Money Laundering Compliance Officer since 2004

Vice President, Prudential (since July 1997): Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001-May 2002); Vice President, Corporate Investigations (May 2002-present) responsible for supervision of Prudential’s fraud investigations, anti-money laundering program and high technology investigation unit.

Lee D. Augsburger (45), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.: formerly Vice President and Chief Legal Officer—Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Grace C. Torres (45), Treasurer and Principal Financial and Accounting Officer since 1997(3)

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

(†)	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

(1)	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadvisers (Jennison Associates LLC or Jennison, GE Asset Management, Incorporated or GEAM and Salomon Brothers Asset Management Inc. or SaBAM) or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Directors and Officers. The independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.

50	Visit our website at www.strategicpartners.com

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Fund’s Directors is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Strategic Partners Equity Fund, Inc.	51

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 12/31/04
	One Year	Five Years	Ten Years	Since Inception
Class A	3.42%	–0.73%	8.50%	9.82%
Class B	3.63	–0.52	8.30	12.33
Class C	7.63	–0.36	8.30	7.95
Class Z	9.72	0.64	N/A	6.78

Average Annual Total Returns (Without Sales Charges) as of 12/31/04
	One Year	Five Years	Ten Years	Since Inception
Class A	9.44%	0.40%	9.11%	10.24%
Class B	8.63	–0.36	8.30	12.33
Class C	8.63	–0.36	8.30	7.95
Class Z	9.72	0.64	N/A	6.78

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%.

Visit our website at www.strategicpartners.com

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A, 1/22/90; Class B, 3/15/82; Class C, 8/1/94; and Class Z, 3/1/96.

The graph compares a $10,000 investment in Strategic Partners Equity Fund, Inc. (Class A shares) with a similar investment in the S&P 500 Index and the Russell 1000 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (December 31, 1994) and the account values at the end of the current fiscal year (December 31, 2004) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares annually through December 31, 2004, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index. The indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the indexes would be lower if they included the effects of these deductions. The securities that comprise both indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Through March 14, 2004, the Fund charged a maximum front-end sales charge of 5.00% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Until February 2, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class C shares purchased on or after February 2, 2004, are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Strategic Partners Equity Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.strategicpartners.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment advisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, is available on the Fund’s website at http://www.prudential.com and on the Commission’s website at http://www.sec.gov.

DIRECTORS
David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen D. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • William V. Healey, Chief Legal Officer and Secretary • Deborah A. Docs, Assistant Secretary • Maryanne Ryan, Anti-Money Laundering Officer • Helene Gurian, Acting Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISERS	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

	GE Asset Management, Inc.	3001 Summer Street Stamford, CT 06904

	Salomon Brothers Asset Management, Inc.	388 Greenwich Street New York, NY 10013

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	State Street Bank and Trust Company	One Heritage Drive North Quincy, MA 02171

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	757 Third Avenue New York, NY 10017

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

Strategic Partners Equity Fund, Inc.
Share Class	A	B	C	Z
NASDAQ	PBQAX	PBQFX	PRECX	PEQZX
CUSIP	86276T102	86276T201	86276T300	86276T409

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders of the Fund can communicate directly with the Board of Directors by writing to the Chair of the Board, Strategic Partners Equity Fund, Inc., PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to that Director at Strategic Partners Equity Fund, Inc., PO Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual Directors are not screened before being delivered to the addressee.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund will provide a full list of its portfolio holdings as of the end of each fiscal quarter on its website at www.strategicpartners.com within 60 days after the end of the fiscal quarter.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Strategic Partners Equity Fund, Inc.
Share Class	A	B	C	Z
NASDAQ	PBQAX	PBQFX	PRECX	PEQZX
CUSIP	86276T102	86276T201	86276T300	86276T409

MFSP1O1E    IFS-A100893    Ed. 02/2005

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended December 31, 2004, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $16,700 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings. KPMG did not serve as the Registrant’s principal accountant during fiscal year ended December 31, 2003, so no information for that fiscal year is provided.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the last fiscal year 2004 was $33,500. KPMG did not serve as the Registrant’s principal accountant during fiscal year 2003, so no information for that fiscal year is provided.

(h) Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders:

On September 1, 2004, the Board of Directors adopted the following nominations and communications policy:

Nominating and Governance Committee. The Nominating and Governance Committee of the Board of Directors is responsible for nominating directors and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The Board has determined that each member of the Nominating and Governance Committee is not an “interested person” as defined in the 1940 Act.

The Nominating and Governance Committee Charter is available on the Fund’s website at www.strategicpartners.com.

Selection of Director Nominees. The Nominating and Governance Committee is responsible for considering nominees for directors at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Robin Smith) or the Chair of the Nominating and Governance Committee (Richard Redeker), in either case at Strategic Partners Equity Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. At a minimum, the recommendation should include:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Shareholder Communications with Directors

Shareholders of the Funds can communicate directly with the Board of Directors by writing to the Chair of the Board, Strategic Partners Equity Fund, Inc., P.O. Box

13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to that director at Strategic Partners Equity Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual directors are not screened before being delivered to the addressee.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12 – Exhibits

(a)	Code of Ethics – Attached hereto

(b)	Certifications pursuant to Section 302 and 906 of the Sarbanes-Oxley Act – Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Strategic Partners Equity Fund, Inc.

By (Signature and Title)*	/s/ DEBORAH A. DOCS
Deborah A. Docs
Assistant Secretary

Date February 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ JUDY A. RICE
Judy A. Rice
President and Principal Executive Officer

Date February 23, 2005

By (Signature and Title)*	/s/ GRACE C. TORRES
Grace C. Torres
Treasurer and Principal Financial Officer

Date February 23, 2005

*	Print the name and title of each signing officer under his or her signature.